SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                           Casella Waste Systems, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                                                    03-0338873
---------------------------                          ---------------------------
(State of incorporation                                     (IRS Employer
or organization)                                            Identification No.)


25 Greens Hill Lane, Rutland, Vermont                           05701
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(Address of principal executive offices)                      (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box.

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If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A.(c)(2), please check the following box.

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       Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

       Securities to be registered pursuant to Section 12(g) of the Act:

                      Class A Common Stock, par value $0.01
                      -------------------------------------
                                (Title of class)



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Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

         The description under the heading "Description of Capital Stock" relating to the Registrant's Class A Common Stock, $0.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-33135) is incorporated herein by reference.

Item 2:  Exhibits.
         ---------
         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Certificate of Amendment to the Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Amended and Restated Certificate of Amendment of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

         4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

         5. Second Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   CASELLA WASTE SYSTEMS, INC.


                                   By:    /s/John W. Casella
                                      ----------------------------
                                          John W. Casella
                                          President, Chief Executive
                                          Officer and Chairman

Dated:  October 15, 1997